UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): August 28, 2014

Agricon Global Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-11730	84-1089377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

922 Chappel Valley Loop
Lehi, Utah 84043
(Address of Principal Executive Offices)

801-592-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On August 28, 2014 the Company sold 9,428,571 of its common shares.  The shares were sold for $50,000, equivalent to $.0053 per share.  The shares were exempt from registration under Regulation S Rule 903.  The purchaser has also been granted an exclusive option exercisable within 45 days from the date of the sale of the 9,428,571 shares.  The option is for the purchase of 56,571,429 common shares at the exercise price of $.0053 for a total of $300,000.

Item 9.01	Financial Statements and Exhibits.

          (d) Exhibits. The following exhibit is being filed herewith:

99.1	Press Release dated August 28, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 28th day of August 2014.

Agricon Global CORPORATION
By:	/s/ Robert K. Bench
	Name:	Robert K. Bench
	Title:	President

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release dated August 28, 2014.